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EXHIBIT 10.16

                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
                            2001 STOCK INCENTIVE PLAN

                    AMENDED AND RESTATED AS OF MARCH 18, 2004

1.       PURPOSES

         1.1. The purposes of the Integrated Business Systems and Services, Inc. 2001 Stock Incentive Plan are to (a) provide an incentive and reward to directors and employees of the Company, and consultants and advisors to the Company, who are and have been in a position to contribute materially to improving the Company's profits, (b) aid in the growth of the Company, and (c) encourage ownership of Shares by directors and employees.

2.       DEFINITIONS

         2.1. For purposes of this Plan, the following capitalized terms shall have the definitions which are attributed to them below, unless another definition is clearly indicated by a particular usage and context.

                  (a) "Agreement" means the written document issued by the Committee to a Participant whereby an Award is made to that Participant.

                  (b) "Award" means the issuance of an Option, an SAR or Restricted Stock pursuant to this Plan.

                  (c) "Awarded Shares" means Shares subject to outstanding
Awards.

                  (d) "Board" means the Company's Board of Directors.

                  (e) "Cause" means (1) theft or destruction of property of the Company, a Parent or Subsidiary; (2) disregard of Company rules or policies; or
(3) conduct evidencing willful or wanton disregard of the interest of the Company. Such determination shall be made by the Committee based on information presented by the Company and the Participant and shall be final and binding on all parties.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended.

                  (g) "Committee" means the Stock Incentive Plan Committee(s) appointed by the Board pursuant to Section 3.1.

                  (h) "Company" means Integrated Business Systems and Services, Inc., a corporation incorporated under the laws of the state of South Carolina, and any successor thereto.

                  (i) "Consultant" means any person or entity that provides services to the Company as a consultant or advisor.

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                  (j) "Director" means any individual appointed or elected to the Board.

                  (k) "Effective Date of Grant" means the effective date on which the Committee makes an Award.

                  (l) "Employee" means any individual who performs services as a common law employee for the Company, a Parent or Subsidiary, and is included on the regular payroll of the Company, a Parent or Subsidiary.

                  (m) "Fair Market Value" means the value established by the Committee based upon such factors as the Committee in its sole discretion shall decide, including, but not limited to, a valuation prepared by an independent third party appraiser selected or approved by the Committee. If at any time the Shares are traded on an established trading system, it means the last sale price reported on any stock exchange or over-the counter trading system on which Shares are trading on a specified date or, if not so trading, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made (or there are no closing bid or asked prices) on the specified date, then the sale price (or closing bid and asked prices) on the last preceding day on which any such sale (or closing bid and asked prices) shall have occurred shall be used in determining fair market value under the applicable method prescribed in the previous sentence.

                  (n) "Incentive Stock Option" means any Option granted under this Plan which meets the requirements of Section 422 of the Code and any regulations or rulings promulgated thereunder and is designated by the Committee as an Incentive Stock Option.

                  (o) "Nonqualified Stock Option" means any Option granted under this Plan which is not an Incentive Stock Option.

                  (p) "Option" means the right to purchase from the Company a stated number of Shares at a specified price.

                  (q) "Option Price" means the purchase price per Share subject to an Option and shall be fixed by the Committee.

                  (r) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain within the meaning of
Section 424(e) of the Code and any regulations or rulings promulgated thereunder.

                  (s) "Participant" means a Director, an Employee or a Consultant who has received an Award under this Plan.

                  (t) "Permanent and Total Disability" shall have the same meaning as given to that term by Section 22(e)(3) of the Code and any regulations or rulings promulgated thereunder.

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                  (u) "Plan" means this Integrated Business Systems and
Services, Inc. 2001 Stock Incentive Plan, amended and restated as of March 18, 2004, as evidenced herein and as amended from time to time.

                  (v) "Restricted Stock" means Shares issued to the Participant pursuant to Section 9 which are subject to the restrictions of this Plan and the Agreement.

                  (w) "Restriction Period" means a period commencing on the Effective Date of Grant and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine. The Restriction Period may, in the sole discretion of the Committee, be structured to provide for a release of restrictions in installments.

                  (x) "SAR" means stock appreciation rights issued to a Participant pursuant to Section 8.

                  (y) "SAR Price" means the base value established by the Committee for an SAR on the Effective Date of Grant used in determining the amount of benefit, if any, paid to a Participant.

                  (z) "Share" means one share of the common stock of the Company.

                  (aa) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, within the meaning of Section 424(f) of the Code and any regulations or rulings promulgated thereunder.

                  (bb) "1933 Act" means the Securities Act of 1933, as amended.

                  (cc) "1934 Act" means the Securities Exchange Act of 1934, as amended.

3.       ADMINISTRATION

         3.1. This Plan shall be administered by a Committee, or by more than one Committee if desired and deemed necessary by the Board in order to provide separate Committee authority for the granting of Awards to separate categories of eligible Participants. Any such Committee shall consist of not less than two members. The members of the Committee shall be appointed by the Board. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. In the absence of the appointment of such a Committee, the Board shall serve as the Committee.

         3.2. The action of a majority of the Committee at which a quorum is present, or an action approved in writing by a majority of the Committee, shall be the valid action of the Committee.

         3.3. The Committee shall from time to time at its discretion designate the Directors, Employees and Consultants who shall be Participants, determine all the terms and conditions of

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Awards as set forth in Section 6.1 or otherwise, including the type of Award to be granted, the exercise period, expiration date and other applicable time periods for each Award, the number of Shares subject to each Award, whether an Option is an Incentive Stock Option or Nonqualified Stock Option and, if applicable, the Option Price or SAR Price and the general terms of the Award.

         3.4. The interpretation and construction by the Committee of any provisions of this Plan or of any Award granted under it and all actions of the Committee shall be final and binding on all parties. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

4.       ELIGIBILITY

         4.1. Each Participant shall be a Director, an Employee or a Consultant of the Company, a Parent or a Subsidiary as selected by the Committee in its sole discretion from time to time.

         4.2. A Participant may hold more than one Award, but only on the terms and subject to the restrictions set forth in this Plan.

5.       SHARES SUBJECT TO AWARD

         5.1. The maximum number of securities that may be subject to Awards under the Plan shall be 16,200,000 Shares. Such number shall be adjusted as appropriate in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

         5.2. In the event that any outstanding Award under this Plan expires or is forfeited or canceled for any reason, the Awarded Shares subject to that Award may again be the subject of an Award under this Plan.

6.       TERMS AND CONDITIONS

         6.1. Awards granted pursuant to this Plan shall be authorized by the Committee under terms and conditions approved by the Committee and shall be evidenced by Agreements in such form as the Committee shall from time to time approve, which Agreements shall contain or shall be subject to the following terms and conditions, whether or not such terms and conditions are specifically included therein:

                  (a) Number of Shares. Each Award shall state the number of Shares to which it pertains.

                  (b) Date. Each Award shall state the Effective Date of Grant.

                  (c) Price. With respect to an Option, the Award shall state the Option Price. With respect to an SAR, it shall state the SAR Price.

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                  (d) Method and Time of Payment. With respect to an Option, the
Option Price shall be payable on the exercise of the Award and may be paid in or by any one of the following means, or any combination thereof, to the extent not otherwise designated by the Committee in the Agreement:

                           (1) Cash;

                           (2) Check (which clears in due course) payable to the
                  Company;

                           (3) Shares tendered to the Company, duly endorsed for
                  transfer and owned by the Participant to be credited against the Option Price at the Fair Market Value of such tendered Shares on the date of exercise; provided however, that no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any amount by which the aggregate Fair Market Value of the Shares so transferred exceeds the aggregate Option Price; and

                           (4) Unless otherwise provided by the Committee or the
                  Company, a note payable executed and delivered by the Participant to the Company upon terms acceptable to the Company in an amount equal to the aggregate Option Price or relevant portion thereof, such note payable to be fully secured by the pledge to the Company of any Shares whose Option Price is covered by such note and the certificates representing such Shares shall be held in the custody of the Company until such note is paid in full.

         The Option shall be deemed exercised and the Shares purchased thereby shall be deemed issued as of the date such payment (in one or more of the alternative forms permitted herein) is received in full by the Company.

                  (e) Conversion of Option. Unless the Committee elects otherwise in the Agreement representing any Award, in lieu of the payment of all or any portion of the Option Price in accordance with the preceding subparagraph
(d), a Participant may convert all or a portion of an Option by the surrender of the Agreement and delivery of a Notice of Conversion in the form attached to the Agreement, duly executed, at the principal executive offices of the Company, into Shares as provided in this subparagraph (e). Upon exercise of this conversion right, the Participant shall be entitled to receive that number of Shares equal to the quotient obtained by dividing [(A-B)(X)] by (A), where:

                  A = the current Fair Market Value of one Share on the date of conversion.

                  B = the Option Price for one Share under the Agreement.

                  X = the number of Shares with respect to which the Option is being converted.

If the above calculation results in a negative number, then no Shares shall be issued or be issuable upon conversion of the Option. By way of illustration, if the Option Price is $10.00 per Share, the current Fair Market Value is $20.00 per Share, and the Option is being converted with respect to 100,000 Shares, then 50,000 Shares would be issued on conversion [($20.00 -$10.00) x 100,000 divided by $20.00 = 50,000] and the number of Shares issuable upon exercise of the Option would be reduced by 100,000.

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                  (f) Transfer of Option or Stock. No Award, Option, SAR, or
Restricted Stock (prior to the expiration of the Restriction Period) shall be transferable by the Participant, except by will or the laws of descent and distribution upon the Participant's death and subject to any other limitations of this Plan. In addition to any other restriction hereunder or except as otherwise provided in the Agreement with the Participant, no Shares acquired pursuant to an Award of any type may be sold, transferred or otherwise disposed of prior to the end of the six (6) month period which begins on the Effective Date of Grant of such Award.

                  (g) Recapitalization. The Committee shall make appropriate adjustments in the number of Awarded Shares or in the Option Price or SAR Price under outstanding Awards in order to give effect to changes made in the number of outstanding Shares as a result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split, or other relevant change.

                  (h) Investment Purpose.

                           (1) The Company shall not be obligated to sell or
                  issue any Shares pursuant to any Award unless such Shares are at that time effectively registered or exempt from registration under the 1933 Act. The determination of whether a Share is exempt from registration shall be made by the Company's legal counsel and its determination shall be conclusive and binding on all parties to the Agreement.

                           (2) Notwithstanding anything in this Plan to the
                  contrary, each Award under this Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view for resale or distribution except that in the event the Shares subject to such Award are registered under the 1933 Act, or in the event of a resale of such Shares without such registration that would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Company such condition is not required under the 1933 Act or any other applicable law, regulation, or rule of any governmental agency.

                  (i) Other Provisions. Awards authorized under this Plan may contain any other provisions or restrictions as the Committee in its sole and absolute discretion shall deem advisable including, but not limited to:

                           (1) Offering Options in tandem with or reduced by
                  other Options, SARs or other employee benefits and reducing one Award by the exercise of another Option, SAR or benefit; or

                           (2) Providing for the issuance to the Participant
                  upon exercise of an Option and payment of the exercise price thereof with previously owned Shares, of an additional Award for the number of shares so delivered, having such other terms and conditions not inconsistent with this Plan as the Committee shall determine.

                  (j) Duration of Award. Each Award shall be for a term of up to ten (10) years from the Effective Date of Grant as determined in the sole discretion of the Committee.

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         6.2. The Company may place such legends on stock certificates representing the Shares as the Company, in its sole discretion, deems necessary or appropriate to reflect restrictions under this Plan, the Agreement, the Code, securities laws or otherwise.

         6.3. Notwithstanding any provision herein to the contrary, employment shall be at the pleasure of the Board, of its designees, of the Company, a Parent or Subsidiary, as the case may be, at such compensation as the appropriate board, company or designee shall determine. Nothing contained in this Plan or in any Award granted pursuant to it shall confer upon any Participant any right to continue in the employ of the Company, Parent or Subsidiary, as the case may be, or to interfere in any way with the right of the Company, Parent or Subsidiary to terminate employment at any time. So long as the Participant shall continue to be a Director, an Employee or a Consultant, the Award shall not be affected by any change of the Participant's duties or position except to the extent the Agreement with the Participant provides otherwise.

         6.4. Any person entitled to exercise an Option or an SAR may do so in whole or in part by delivering to the Company at its principal office, attention Corporate Secretary, a written notice of exercise. The written notice shall specify the number of Shares for which an Option or SAR is being exercised.

                  (a) With respect to an Option, the notice shall be accompanied by full payment of the Option Price for the Shares being purchased.

                  (b) During the Participant's lifetime, an Option or SAR may be exercised only by the Participant, or on the Participant's behalf by the Participant's legal guardian.

7.       INCENTIVE STOCK OPTIONS AND NONQUALIFIED STOCK OPTIONS

         7.1. The Committee in its sole discretion may designate whether an Award to an Employee is to be considered an Incentive Stock Option or a Nonqualified Stock Option. An Award to a non-Employee Director or Consultant may be only a Nonqualified Stock Option. The Committee may grant both an Incentive Stock Option and a Nonqualified Stock Option to the same Employee. However, where both an Incentive Stock Option and a Nonqualified Stock Option are awarded at one time, such Awards shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other such Award except to the extent the Agreement with the Participant provides otherwise.

         7.2. Any Award to an Employee designated by the Committee as an Incentive Stock Option will be subject to the general provisions applicable to all Awards granted under this Plan. In addition, the aggregate Fair Market Value of Shares (determined at the Effective Date of Grant) with respect to which Incentive Stock Options granted under all Incentive Stock Option Plans of the Company, a Parent or Subsidiary, are exercisable by the Employee for the first time during any calendar year shall not exceed $100,000 (or such other applicable limitation set forth in Section 422 of the Code).

         7.3. The Option Price shall be established by the Committee in its sole discretion. With respect to an Incentive Stock Option, the Option Price shall not be less than 100% of the

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Fair Market Value of a Share on the Effective Date of Grant. With respect to a
Nonqualified Stock Option, the Option Price shall not be less than 50% of the Fair Market Value of a Share on the Effective Date of Grant.

         7.4. Any Award to an Employee will be considered to be a Nonqualified Stock Option to the extent that any or all of the grant is in conflict with
Section 7.2 or with any requirement for Incentive Stock Options pursuant to
Section 422 of the Code and the regulations issued thereunder.

         7.5. An Option may be terminated as follows:

                  (a) During the period of continuous employment with the Company, Parent or Subsidiary, an Option will be terminated only if it has been fully exercised or it has expired by its terms.

                  (b) Upon termination of employment, the Option will terminate upon the earliest of (i) the full exercise of the Option, (ii) the expiration of the Option by its terms, and (iii) not more than three (3) months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such three month period shall be one (1) year or (B) be for Cause, the Option will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment except with respect to an Incentive Stock Option as required to comply with Section 422 of the Code and the regulations issued thereunder or unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

                  (c) Subject to the terms of the Agreement with the Participant, if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an Option, such Option may be exercised to the extent that the Participant shall have been entitled to exercise it at the time of such death or disability, as the case may be, by the Participant, the estate of the Participant or the person or persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

         7.6. Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Participant, or the beneficiaries or heirs of the Participant, to accrue additional rights under this Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated.

         7.7. A Participant shall have no rights as a stockholder with respect to any Shares subject to an Option until the date of the issuance of a stock certificate to such Participant for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.1(g).

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         7.8. Service as a non-Employee Director or Consultant shall be considered employment for purposes of Sections 7.5 and 7.6 of the Plan. The continuous service of a Consultant will be deemed terminated for purposes of this Plan upon written notice from the Company to the effect that the Company will no longer transact business with the Consultant or when the Consultant otherwise ceases to perform services for the Company.

8.       STOCK APPRECIATION RIGHTS

         8.1. The Committee, in its sole discretion, may grant to a Participant an SAR.

         8.2. The SAR Price shall be established by the Committee in its sole discretion. The SAR Price shall not be less than 100% of Fair Market Value of a Share on the Effective Date of Grant for an SAR issued in tandem with an Incentive Stock Option and for other SARs, shall not be less than 50% of Fair Market Value of a Share on the Effective Date of Grant.

         8.3. Upon exercise of an SAR, the Participant shall be entitled, subject to the terms and conditions of this Plan and the Agreement, to receive for each Share with respect to which the SAR is being exercised the excess of
(a) the Fair Market Value of a Share on the date of exercise over (b) the SAR Price for such Share.

         8.4. At the sole discretion of the Committee, the payment of such excess shall be made in (a) cash, (b) Shares, or (c) a combination of cash and Shares. Shares used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

         8.5. An Award of an SAR shall be considered an Award for purposes of the number of Shares subject to an Award pursuant to Section 5.1, unless the Agreement making the Award of the SAR provides that the exercise of an SAR results in the termination of an unexercised Option for the same number of Shares.

         8.6. An SAR may be terminated as follows:

                  (a) During the period of continuous employment with the Company, Parent or Subsidiary, an SAR will be terminated only if it has been fully exercised or it has expired by its terms.

                  (b) Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and (iii) not more than three (3) months following the date of employment termination; provided, however, should termination of employment (A) result from the death or Permanent and Total Disability of the Participant, such three month period shall be one (1) year, or (B) be for Cause, the SAR will terminate on the date of employment termination. For purposes of this Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

                  (c) Subject to the terms of the Agreement with the Participant, if a Participant shall die or becomes subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of an SAR, such SAR may be exercised to the extent that the Participant shall have been entitled to exercise

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it at the time of such death or disability, as the case may be, by the
Participant, the estate of the Participant or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

                  (d) Except as otherwise expressly provided in the Agreement with the Participant, in no event will the continuation of the term of an SAR beyond the date of termination of employment allow the Employee, or his beneficiaries or heirs, to accrue additional rights under this Plan, have additional SARs available for exercise or to receive a higher benefit than the benefit payable as if the SAR was exercised on the date of employment termination.

         8.7. If an SAR which was considered an Award for purposes of Section
8.5 is terminated without being exercised in full for any reason, the number of Shares with respect to which such SAR was unexercised shall be again available for Awards under this Plan.

         8.8. The Participant shall have no rights as a stockholder with respect to an SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights except as provided in Section 6.1(g).

9.       RESTRICTED STOCK

         9.1. The Committee may award to a Participant Restricted Stock under such terms or conditions as the Committee, in its sole discretion, shall determine and as otherwise provided herein.

         9.2. Restricted Stock shall be Shares which are subject to a Restriction Period.

         9.3. Should the Participant terminate employment for any reason, all Restricted Stock which is still subject to the Restriction Period shall be forfeited and returned to the Company for no payment.

         9.4. Upon such forfeiture, Shares representing such forfeited Restricted Stock shall again become available for Awards under the Plan.

         9.5. The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock awarded under this Plan may be held by the Company or its designee until the Restriction Period expires. In addition, the Committee may place upon such certificate such legends as the Committee deems necessary or appropriate and may require as a condition of any receipt of Restricted Stock that the Participant shall deliver a stock power endorsed in blank relating to the Restricted Stock.

10.      AMENDMENT OR DISCONTINUANCE OF PLAN

         10.1. The Board may at any time amend, suspend, or discontinue this Plan; provided, however, that without further approval of the shareholders of the Company no amendments by the Board shall:

                  (a) Change the class of Employees eligible to participate; or

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                  (b) Except as provided in Section 5, increase the number of
Shares which may be subject to Awards granted under this Plan; or

                  (c) Modify the Plan in any other manner for which shareholder approval would be required under the applicable requirements of the Code, the Exchange Act or Rule 16b-3 thereunder, NASDAQ or other securities exchange listing requirements or any other law or regulation.

         10.2. No amendment to this Plan shall adversely alter or impair any Award granted under this Plan without the consent of the holder of such Award.

11.      INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually incurred in connection with the defense of any pending, threatened or possible action, suit or proceeding, or in connection with any pending, threatened or possible appeal therein, to which they or any of them may be a party by reason of any actual or alleged action taken or failure to act under or in connection with this Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or willful misconduct in the performance of his duties; provided, that within sixty days after institution of any such action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

12.      NO OBLIGATION TO EXERCISE OPTION OR SAR

         The granting of an Option or SAR shall impose no obligation upon the Participant to exercise such Option.

13.      EFFECTIVE DATE; DURATION OF PLAN

         13.1. This Plan originally became effective as of February 23, 2001 (the "Original Effective Date"). The Plan, as amended and restated herein, shall be effective as of March 18, 2004, subject to requisite shareholder approval within twelve months thereafter.

         13.2. No Award may be made after the tenth anniversary of the Original Effective Date of this Plan.

14.      EFFECT OF PLAN

         The making of an Award under this Plan shall not give the Participant any right to similar grants in future years or any right to be retained in the employ or service of the Company, the Parent or a Subsidiary, but a Participant shall remain subject to discharge to the same extent as if this Plan were not in effect.

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15.      CHANGE IN CONTROL

         15.1. Treatment of Outstanding Awards. Upon the occurrence of a Change in Control, as defined below, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governmental agencies or national securities exchanges, or by the express provisions of any Agreement,
(a) each Option and each SAR then outstanding hereunder that is not otherwise exercisable shall become immediately and fully exercisable, and shall remain exercisable throughout their entire term, notwithstanding any provision in the Agreement relating to such Option or SAR for the exercise of such Option or SAR in installments or otherwise pursuant to a vesting schedule, and (b) any Restriction Period and restrictions imposed on Restricted Stock shall lapse.

         15.2. Change in Control Defined. For purposes of this Section, a Change in Control shall mean that any of the following events shall have occurred:

                  (a) A person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a "person" within the meaning of Section 13(d)(3) of the 1934 Act), other than the Company, a majority-owned subsidiary of the Company, an employee benefit plan (or related trust) of the Company or such subsidiary, become(s) after the effective date of this Plan the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934
Act) of 25% or more of the then outstanding voting stock of the Company;

                  (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new director whose election by the Company's Board of Directors or whose nomination for election by the Company's shareholders, was approved by the vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

                  (c) The Board determines that a tender offer for the Company's outstanding Shares indicates a serious intention by the offeror to acquire control of the Company; or

                  (d) The shareholders of the Company approve (1) a plan of complete liquidation of the Company; or (2) an agreement for the sale or disposition of all or substantially all of the Company's assets; or (3) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation or reorganization.

         15.3. Termination, Amendment and Modifications of Change in Control Provisions. Notwithstanding any other provision of this Plan or any Agreement, the provisions of this Section 15 may not be terminated, amended or modified on or after the effective date of a Change in Control to affect adversely the operation of any Award theretofore granted under the

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Plan without the prior written consent of the Participant with respect to said
Participant's outstanding Awards.

16.      SUCCESSORS; CONSOLIDATION, MERGER AND OTHER EVENTS

         16.1. All obligations of the Company under this Plan or any Agreement with respect to any Award granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or a merger, consolidation or otherwise. Specifically, in case of any capital reorganization of the Company, or of any reclassification of any Shares (other than a change as a result of subdivision or combination), or in the case of the consolidation or merger of the Company with any other corporation (other than a consolidation or merger in which (a) the Company is the continuing corporation and (b) the holders of the Shares immediately prior to such merger or consolidation continue as holders of Shares after such merger or consolidation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Option and each SAR then outstanding shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified herein and in the Agreement relating to such Option or SAR, for or with respect to the number of Shares or other securities or property to which a holder of the number of Shares relating to such Option or SAR (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Option or SAR would have been entitled in connection with such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section with respect to the rights and interests thereafter of the holder of the Option or SAR shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of the Option or SAR.





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